Exhibit 99.2

‹   8QLWHG&RPPXQLW\%DQN_ XFELFRP 3 Q25 Investor Presentation October 22, 2025

'LVFORVXUHV 2 CAUTIONARY STATEMENT This Investor Presentation contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . In general, forward - looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential,” or the negative of these terms or other comparable terminology . Forward - looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance . Actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . Forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements . Factors that could cause or contribute to such differences include, but are not limited to general competitive, economic, political, regulatory and market conditions . Further information regarding additional factors which could affect the forward - looking statements contained in this press release can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10 - K for the year ended December 31 , 2024 , and other documents subsequently filed by United with the United States Securities and Exchange Commission (“SEC”) . Many of these factors are beyond United’s ability to control or predict . If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward - looking statements . Accordingly, shareholders and investors should not place undue reliance on any such forward - looking statements . Any forward - looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United . United qualifies all forward - looking statements by these cautionary statements . NON - GAAP MEASURES This Investor Presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . This financial information includes certain operating performance measures, which exclude merger - related and other charges that are not considered part of recurring operations, such as "noninterest income – operating", “ noninterest expense – operating,” “operating net income,” “pre - tax, pre - provision income,” “operating net income per diluted common share,” “operating earnings per share,” “tangible book value per common share,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “return on assets - pre - tax pre - provision - operating,” “return on assets - pre - tax, pre - provision,” “operating efficiency ratio,” and “tangible common equity to tangible assets . ” These non - GAAP measures are included because United believes they may provide useful supplemental information for evaluating United’s underlying performance trends . Further, United’s management uses these measures in managing and evaluating United’s business and intends to refer to them in discussions about United’s operations and performance . These measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non - GAAP measures that may be presented by other companies . To the extent applicable, reconciliations of these non - GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included with the accompanying financial statement tables . EB1

$28.1 BILLION IN TOTAL ASSETS United Community Banks, Inc. Note: See Glossary located at the end of this presentation for reference on certain acronyms (1) 3Q25 regulatory capital ratio is preliminary 3 8&%,%DQNLQJ2IILFHV Regional Full - Service Branch Network National Navitas and SBA Markets Company Overview $24.0 BILLION IN TOTAL DEPOSITS $3.5 BILLION IN AUM 13.4% CET1 RBC (1) $19.2 BILLION IN TOTAL LOANS $0.25 QUARTERLY COMMON DIVIDEND  %$1.,1*2)),&(6 $&52667+( 6287+($67 #1 IN CUSTOMER SATISFACTION with Consumer Banking in the Southeast in 2025 Plus #1 in Trust and People - J.D. Power BEST BANK AWARDS 5 awards for outstanding performance in small business and middle market banking in 2025 - Coalition Greenwich BEST BANKS TO WORK FOR in 2024 for the eighth consecutive year - American Banker Premier Southeast Regional Bank – Celebrating 75 Years of Exceptional Service Metro - focused branch network with locations in the fastest - growing MSAs in the Southeast 189 branches, 10 LPOs, and 5 MLOs across six Southeast states; Top 10 deposit market share in GA and SC Extended Navitas and SBA Markets Navitas subsidiary is a technology - enabled, small - ticket, essential - use commercial equipment financing provider SBA business has both in - footprint and national business (4 specific verticals)

3Q25 Highlights

$0.70 Diluted earnings per share – GAAP
$0.75 Diluted earnings per share – operating[1]
32% Year-over-year improvement

1.29% Return on assets – GAAP
1.33% Return on assets – operating[1]
32 bps Year-over-year improvement

1.97% Cost of deposits
38 bps Year-over-year improvement
27% DDA / total deposits

27% Year-over-year revenue growth [2]
9.2% Return on common equity – GAAP
13.6% Return on tangible common equity – operating[1]

54.3% Efficiency ratio – GAAP
53.1% Efficiency ratio – operating[1]
432 bps Year-over-year improvement

$21.59 TBV per share[1]
10% Year-over-year improvement
3.58% Net interest margin
25 bps Year-over-year improvement

Other 3Q notable items:
$1.5 million BOLI gains
$0.8 million MSR write-up


Diluted Earnings Per Share
$0.38
$0.57
$0.63
$0.66
$0.70
$0.75
3Q24
2Q25
3Q25
GAAP
Operating(1)


Return on Assets
0.67%
1.01%
1.11%
1.16%
1.29%
1.33%
3Q24
2Q25
3Q25
GAAP
Operating(1)


Book Value Per Share
$27.68
$19.66
$28.89
$21.00
$29.44
$21.59
3Q24
2Q25
3Q25
GAAP
Tangible(1)


Revenue Growth
$217
$251
$248
$260
$277
3.33%
3.26%
3.36%
3.50%
3.58%
3Q24(2)
4Q24
1Q25
2Q25
3Q25
Net Interest Income
Noninterest Income
NIM %

(1) See non-GAAP reconciliation table slides in the exhibits to this presentation for a reconciliation of operating performance measures to GAAP performance
(2) 3Q24 noninterest income impacted by $27.2 million loss on sale of manufactured housing loans

4

Outstanding Deposit Franchise

3Q25 Change in Customer Deposits



$ in millions
23,807
$62
($125)
($144)
$198
$67
$23,865
2Q25 Total Customer Deposits
Noninterest-bearing
NOW
Savings (1)
MMA (1)
Time
3Q25 Total Customer Deposits

3Q25 Public Funds Δ	NIB	NOW	Savings	MMA	Time
	($11)	($67)	($0)	$12	($13)

Customer Deposit Growth

- Customer deposits grew $58 million, or 1.0% annualized, from 2Q25
- Excluding the seasonal impact of public funds, customer deposits grew $137 million or 2.6% annualized
  - Public funds of $2.8 billion were down $79 million from 2Q25, primarily driven by seasonality
- Noninterest-bearing DDA grew $62 million in 3Q25, or $73 million excluding seasonal outflow of public funds

Deposit Costs Down 4 bps in 3Q25



5.26%
2.03%
5.25%
2.35%
5.18%
2.35%
4.58%
2.20%
4.25%
2.05%
4.25%
2.01%
4.21%
1.97%
4Q23
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
Fed Target Average Lower Bound
United Cost of Deposits

Deposit Costs Continue to Trend Down

- Cumulative total deposit beta of 37% through 3Q25
- Cumulative non-maturity IB deposit beta of 52% through 3Q25
- September average cost of deposits of 1.92%
- Short CD duration, with half the $3.7 billion book maturing in the next 3 months at 3.60% average rate

(1) Migration from Savings to MMA primarily driven by post-conversion ANB deposit product alignment

5

Loan Growth

3Q25 Loan Portfolio Growth


$ in millions
% QoQ annualized
$18,921
$192
$30
($14)
($14)
$61
($1)
$19,175
+13%
+7%
+5%
2Q25 Total Loans
C&I
Equipment Finance
CRE
Construction
Consumer
Other
3Q25 Total Loans

3Q25 Total Loans $19.2 Billion


Home Equity
Residential Construction
Other Consumer
Commercial Construction
Residential Mortgage
C&I
CRE
9%
7%
1%
1%
17%
42%
24%

Quarter Highlights

- Loan growth of $254 million or 5.4% annualized
  - Continued progress on strategic exit from Senior Care lending. Senior Care loans are down $38 million from 2Q25, with $240 million remaining in the portfolio
  - Excluding the impact of Senior Care runoff, annualized loan growth of 6.2%
- Construction and CRE ratios as a percentage of total RBC were 62% and 206%, respectively
- Strong loan growth in targeted segments
  - Of the $192 million in C&I growth, Owner Occupied CRE grew $115 million, or 12.9% annualized, and all other C&I grew $77 million, or 12.2% annualized, from 2Q25
  - Sold $37.2 million of equipment finance loans in the quarter. In the absence of loan sales, equipment finance growth would have been 15.1% annualized
  - HELOC growth of $72 million, or 24.4% annualized, in 3Q25, primarily from new originations
    - Weighted average FICO score of 784
    - Committed balances are 51% first lien

Note: C&I includes Commercial & Industrial and Owner Occupied CRE
Consumer includes Mortgage, HELOC, and Other Consumer

6

Balance Sheet Strength – Liquidity and Capital



Loans / Core Deposits %
92%
78%
78%
78%
79%
80%
3Q24
4Q24
1Q25
2Q25
3Q25
United
KRX Peer Median

- Substantial balance sheet liquidity and strong regulatory capital and tangible common equity ratios
- Strategic shift toward higher-earning assets increased loan to deposit ratio in 3Q25
  - Loans grew $254 million in 3Q25 while investment securities shrank $219 million
- No outstanding wholesale borrowings at the end of 3Q25
- 0.6% of total deposits are brokered in 3Q25, compared to 3.1% for the KRX peer median



Tangible Common Equity / Tangible Assets %
8.9%
9.0%
9.2%
9.5%
9.7%
8.5%
3Q24
4Q24
1Q25
2Q25
3Q25
United
KRX Peer Median



Common Equity Tier 1 RBC %*
13.1%
13.2%
13.3%
13.3%
13.4%
12.2%
3Q24
4Q24
1Q25
2Q25
3Q25
United
KRX Peer Median

*3Q25 regulatory capital ratio is preliminary

7

Risk - Based Capital Ratios Tangible Book Value Per Share Q3 Actions Quarterly common dividend increased to $0.25 per share during the quarter, up 4% vs. 2Q25 Redeemed $88 million of 6.875% preferred stock, representing all outstanding preferred shares, in September Expected to add $0.03 to EPS in 2026 Capital Ratios CET1 remains above peers at 13.4% 3Q25 redemption of preferred shares reduced Tier 1 and Total Risk - Based Capital by 44 bps Leverage ratio decreased 11 bps to 10.26%, as compared to 2Q25 3Q25 redemption of preferred shares reduced leverage ratio by 34 bps TCE of 9.71% increased 26 bps from 2Q25 Net unrealized securities losses in AOCI improved by $14 million to $170 million in 3Q25 13.1% ϭϯ͘Ϯ й 13.3% 13.3% 12.2% 13.4% 0.5% 0.5% 0.4% Ϭ͘ϰ й 0.6% 1.8% 1.5% 1.4% 1.4% 1.9% 1.4% ϭϱ͘ϯ й 15.1% 15.1% 15.1% 14.7% 14.8% 3Q24 4Q24 1Q25 2Q25* 2Q25 KRX Peer Median 3Q25* CET1 Additional Tier 1 Tier 2 Capital Ratios  Ψ Ϯϭ͘ϱϵ $21.00 $0.71 ( $0.26 ) $0.11 $0.03 2Q25 TBV GAAP Earnings Dividends Change in AOCI Other 3Q25 TBV 8 *3Q25 regulatory capital ratios are preliminary  'LYLGHQGVLQFOXGHERWKFRPPRQDQGSUHIHUUHGGLYLGHQGV (1) KB1 EB2

$209.2 $225.5 $233.6 ϯ͘ϯϯ й 3.50% 3.58% $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 $220.0 2.00% 2.50% 3.00% 3.50% 4.00% 3Q24 2Q25 3Q25 Net Interest Revenue Net Interest Margin 3.58% 3.50% 0.04% 0.06% 0.01% ; Ϭ͘Ϭϯ й Ϳ 2Q25 NIM Rate Mix Accretion Day Count / Other 3Q25 NIM Net Interest Revenue & Net Interest Margin 3Q25 NIM Up 8 bps Net interest revenue increased $8.1 million from 2Q25 Net interest margin was up 8 bps to 3.58%, primarily due to improved funding costs and balance sheet optimization Back book repricing of assets below current market pricing continues to be a tailwind. Over the next 12 months, $1.4 billion in fixed - rate assets with an average rate of 4.93% will contractually reprice or mature Net Interest Revenue / Margin (1) Yields & Costs 6.42% ϲ͘Ϯϭ й 6.10% 6.19% 6.21% 3.33% 3.26% 3.36% 3.50% ϯ͘ϱϴ й 3.25% 3.02% 2.83% 2.76% 2.69% 3Q24 4Q24 1Q25 2Q25 3Q25 Loan Yield NIM Cost of IBL (1) Net interest margin is calculated on a fully - taxable equivalent basis (1)  $ in millions KB1KB2 EB3

Noninterest Income - Operating


$ in millions
$35.3
$40.5
$35.7
$34.7
$43.2
$13.4
$1.5
$6.3
$3.5
$10.5
$13.9
$1.6
$4.7
$9.7
$10.6
$14.1
$1.4
$4.5
$6.1
$9.5
$12.8
$2.0
$4.4
$5.4
$10.1
$17.6
$2.4
$4.8
$7.1
$11.4
3Q24(1)
4Q24
1Q25
2Q25
3Q25
Service Charges
Mortgage
Brokerage / Wealth Mgmt
Loan Sale Gains
Other

Linked Quarter

- On an operating basis, noninterest income increased $8.5 million from 2Q25
  - Mortgage fees increased, primarily due to a positive MSR mark of $0.8 million in 3Q25 vs. a negative MSR mark of $0.4 million in 2Q25
  - Sold $16.2 million of SBA loans and $37.2 million of Navitas loans, resulting in $2.4 million of loan sale gains in the quarter
  - Other income increased $4.8 million, including $1.5 million higher BOLI gains, $2.1 million increase in unrealized equity investment gains, and $0.5 million higher customer swap income

Year-over-Year

- On an operating basis, noninterest income increased $7.9 million from 3Q24
  - Mortgage fees increased, primarily due to a positive MSR mark of $0.8 million in 3Q25 vs. a negative MSR mark of $2.7 million in 3Q24
  - Brokerage fees decreased $1.7 million, primarily due to the impact of the FinTrust sale
  - Other income increased $4.2 million, primarily due to higher BOLI income, unrealized equity investment gains, and customer swap income

(1) See non-GAAP reconciliation table slides in the exhibits to this presentation for a reconciliation of operating performance measures to GAAP performance

10

$143.1 $143.1 $141.1 $147.9 $150.9  Ψ ϭϰϬ͘ϵ $140.9 $139.8 $143.1 $147.4 3Q24 4Q24 1Q25 2Q25 3Q25 GAAP Operating Noninterest Expense 3Q25 operating efficiency ratio of 53.1%, best performance since 4Q22 Operating efficiency ratio down 179 bps quarter - over - quarter and 432 bps year - over - year, with improvement driven by higher revenue growth Efficiency Ratio EŽŶŝŶƚĞƌĞƐƚǆƉĞŶƐĞ 65.5% 56.1% 56.7% 56.7% 54.3% 57.4% 55.2% ϱϲ͘Ϯ й 54.8% 53.1% 3Q24 4Q24 1Q25 2Q25 3Q25 GAAP Operating GAAP noninterest expense increased $2.9 million compared to the prior quarter Operating noninterest expense increased $4.3 million compared to the prior quarter Primarily driven by $3.7 million in higher compensation expense, including $1.8 million in higher variable compensation reflecting strong business performance GAAP noninterest expense increased $7.8 million year - over - year Operating noninterest expense increased $6.5 million year - over - year driven by higher compensation expense, including higher variable compensation reflecting strong business performance 11 (1) See non - GAAP reconciliation table slides in the exhibits to this presentation for a reconciliation of operating performance meas ures to GAAP performance (1) $ in millions  EB1 AK2 AK3

3Q25 net charge - offs of $7.7 million, or 0.16% of average loans Nonperforming assets increased $12.5 million during the quarter and were 0.50% of total loans, up 6 bps from 2Q25 Past due loans increased $17.5 million during the quarter and were 0.23% of total loans, up 9 bps from 2Q25 Higher risk loans, defined as special mention plus substandard accruing, were 3.1%, steady from 2Q25 Credit Quality Net Charge - Offs as % of Average Loans Nonperforming Assets & Past Due Loans as a % of Total Loans 0.28% 0.51% Ϭ͘ϱϴ й 0.64% 0.64% 0.64% 0.51% 0.44% 0.51% 0.06% Ϭ͘ϭϴ й 0.29% 0.28% 0.26% 0.19% 0.17% 0.21% 0.14% Ϭ͘Ϯϯ й 2021 2022 2023 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 NPAs (%) Past Dues (%) 2.6% 1.6% 1.1% 1.6% 1.3% 1.3% 1.4% ϭ͘Ϯ й 1.4% 1.5% 1.4% 1.3% 1.6% 1.3% 1.5% ϭ͘ϳ й 1.8% 1.9% 1.8% 1.5% 2021 2022 2023 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Special Mention (%) Substandard Accruing (%) Special Mention & Substandard Accruing Loans as a % of Total Loans 12 0.00% Ϭ͘Ϭϳ й 0.30% 0.28% 0.26% 0.52% 0.21% 0.21% 0.18% Ϭ͘ϭϲ й - 0.03% 0.04% 0.20% 0.16% 0.15% 0.45% 0.08% Ϭ͘ϭϭ й 0.08% 0.05% 2021 2022 2023 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 United United Excl. Navitas 0.28% (1) Includes 24 basis points of expected lifetime losses related to the 3Q24 sale of manufactured housing loans (1)

Allowance for Credit Losses Allowance for Credit Losses (ACL) by Product Allowance for Credit Losses (ACL) Provision of $7.9 million, improved from $11.8 million in 2Q25, largely driven by reduction in hurricane - related special reserve Hurricane - related special reserve reduced to $1.9 million from $4.4 million in 2Q25 Net charge - offs of $7.7 million improved $0.5 million from 2Q25, reflecting strong credit quality Allowance coverage of 1.19% down slightly from prior quarter Baseline economic scenario in 3Q25 has a similar outlook from the prior quarter $205 $207 $212 $217 $216 $10 $10 $11 $12 $12 1.20% 1.20% 1.21% 1.21% 1.19% 0.65% 0.75% 0.85% 0.95% 1.05% 1.15% 1.25% 1.35% 1.45% 1.55% $50 $70 $90 $110 $130 $150 $170 $190 $210 $230 3Q24 4Q24 1Q25 2Q25 3Q25 ACL - Loans ACL - Unfunded ACL - Allowance for Credit Losses / Loans % 13 $ in millions 3Q25 2Q25 3Q24 ACL / Loans Reserve Amount ACL / Loans 5HVHUYH $PRXQW ACL / Loans Reserve Amount $ in thousands 0.56% 20,659 0.59% 20,967 0.64% 21,235 Owner Occupied CRE 1.02% 46,211 1.08% 49,072 0.93% 39,476 Income Producing CRE 1.72% 44,481 1.54% 38,693 1.50% 34,699 Commercial & Industrial 0.80% 13,841 0.91% 15,979 0.90% 16,033 Commercial Construction 2.49% 45,104 2.69% 47,900 2.86% 45,866 Equipment Financing 0.98% 31,273 0.94% 30,217 1.05% 34,303 Residential Mortgage 0.91% 11,356 0.92% 10,812 1.06% 10,765 Home Equity 0.99% 1,767 1.04% 1,812 0.79% 1,486 Residential Construction -- -- -- -- 26.50% 530 Manufactured Housing (1) 0.57% 1,099 0.55% 1,048 0.48% 897 Consumer 1.13% 215,791 1.14% 216,500 1.14% 205,290 ACL - Loans 12,485 11,545 10,227 ACL - Unfunded 1.19% $228,276 1.21% $228,045 1.20% $215,517 Total ACL (1) In 2025, manufactured housing loans were included in consumer loans EB1 EB2 EB3

3Q25 INVESTOR PRESENTATION Exhibits

Cultural Foundations of United Community 15 Our Story Founded 75 years ago as Union County Bank, United Community has stayed true to its roots by prioritizing service. We continue to embrace our small - town, personal touch while offering a comprehensive range of personal and business banking services. Team We play to win together as a team Truth We want to see things as they are, not as we want them to be Trust We trust in people Caring We treat our customers, and each other, the way that we would want to be treated Best Bank to Work F or in 2024 for the 8 th consecutive year Best Consumer Bank for Customer Satisfaction in the Southeast Region, 9 out of the last 11 years, including #1 in People and #1 in Trust in 2025 Best Bank for middle market and small business banking for 9 years To Be a Legendary Bank Our Vision Our Core Values Our Accolades Our Purpose To Build Communities

Average Deposit Costs 16 3Q25 2Q25 1Q25 4Q24 3Q24 $ in billions; rates annualized Average Rate Average Balance Average Rate Average Balance Average Rate Average Balance Average Rate Average Balance Average Rate Average Balance N/A $6.4 N/A $6.4 N/A $6.2 N/A $6.3 N/A $6.2 DDA 2.39% $5.8 2.45% $6.1 2.47% $6.1 2.65% $6.3 2.98% $5.8 NOW 2.91% $6.9 2.99% $6.6 3.05% $6.6 3.31% $6.5 3.57% $6.3 MMDA (1) 0.23% $1.1 0.49% $1.2 0.23% $1.1 0.23% $1.1 0.24% $1.1 Savings (1) 3.43% $3.7 3.47% $3.5 3.63% $3.4 3.90% $3.5 3.97% $3.5 Time 2.68% $17.5 2.73% $17.5 2.79% $17.3 3.00% $17.4 3.23% $16.8 Total Interest - Bearing 1.97% $23.9 2.01% $23.8 2.05% $23.5 2.20% $23.7 2.35% $23.0 Total Deposits (1) 3Q25 migration from Savings to MMDA primarily driven by post - conversion ANB deposit product alignment

Navitas Portfolio Net Charge - Offs & Weighted Average FICO Scores Navitas represents 9% of total loans Navitas ACL / Loans of 2.49% Navitas net charge - offs of $5.5 million, or 1.22% annualized, in 3Q25 Of the $5.5 million in NCOs, $1.4 million came from the Long Haul Trucking segment as the book shrank to just $17 million Excluding Long Haul Trucking losses, Navitas losses were 0.92% of total Navitas loans Navitas Performance $1,447 $1,510 $1,534 $1,543 $1,544 $1,581 $1,603 $1,663 $1,722 $1,778 $1,808 8.99% 9.12% 9.25% 9.30% 9.43% 9.58% 9.64% 9.68% 9.70% 9.71% 9.70% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Navitas Loans $ Portfolio Yield % 17 0.85% 0.32% 0.32% 0.93% 0.69% 1.62% 2.05% 1.66% 1.42% 1.34% 1.43% 1.20% 1.14% 1.22% 748 750 751 752 754 755 756 757 758 759 760 761 761 762 2020 2021 2022 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 NCOs % - Navitas Weighted Average FICO - Total Portfolio $ in millions Navitas Portfolio Concentrations by State 11% 11% 10% 6% 5% 58% CA TX FL NY NJ Other States

Rate locks were $388 million, up $29 million from 2Q25, benefitting from a period of lower mortgage rates in 3Q25 Sold $175 million of loans in 3Q25, flat to 2Q25 68% of locked loans were fixed - rate mortgages, which were either sold in 3Q25 or are contemplated to be sold once closed Mortgage Locks & Sales Mortgage Funded Volume Mortgage Activity Trends $306 $285 $330 $359 $388 $172 $163 $141 $175 $175 2.8% 3.0% 2.9% 2.9% 2.6% 3Q24 4Q24 1Q25 2Q25 3Q25 Mortgage Locks $ Loans Sold $ Gain on Sale % $197 $195 $129 $196 $185 $42 $50 $58 $89 $97 3Q24 4Q24 1Q25 2Q25 3Q25 HFS Funded $ HFI Funded $ 18 At 85% of funded volume, purchases remained the primary driver of mortgage activity, compared to 15% refinance volume Adjustable - rate mortgages (ARMs) comprised a growing percentage of rate locks in recent periods ARMs are generally held for investment on the balance sheet $ in millions

Footprint Focused on High-Growth Southeast MSAs

Top 10 MSAs - % of Total Deposits


Rome, GA
2.0%
Myrtle Beach, SC
2.2%
Orlando, FL
2.3%
Knoxville, TN
2.7%
Gainesville, GA
3.3%
Raleigh, NC
3.8%
Miami, FL
4.8%
Nashville, TN
5.1%
Greenville, SC
8.8%
Atlanta, GA
22.3%

Fastest Growing Major Southeast MSAs [(1)]	UCBI's % of Total Deposits	'25 – '30 Proj. Pop. Growth %	'25 – '30 Proj. HH. Growth %
1) Jacksonville, FL	0.68%	8.26	11.51
2) Raleigh, NC	3.80%	7.36	11.78
3) Orlando, FL	2.27%	7.10	11.04
4) Charlotte, NC	1.92%	6.55	10.29
5) Greenville, SC	8.83%	6.37	6.31
6) Tampa, FL	0.11%	5.66	12.13
7) Nashville, TN	5.12%	5.64	10.79
8) Richmond, VA	--	4.96	10.23
9) Atlanta, GA	22.26%	4.39	7.65
10) Miami, FL	4.77%	3.58	11.99
11) Washington, DC	--	2.45	8.11
12) Virginia Beach, VA	--	1.92	8.81

United MSA Presence

Fastest Growing Mid-Sized Southeast MSAs [(2)]	UCBI's % of Total Deposits	'25 – '30 Proj. Pop. Growth %	'25 – '30 Proj. HH. Growth %
1) Winter Haven, FL	--	9.40	6.20
2) Huntsville, AL	1.43%	9.34	10.21
3) Fayetteville, AR	--	8.80	9.16
4) Port St. Lucie, FL	0.15%	8.78	9.16
5) Sarasota, Fl	0.15%	8.47	10.21
6) Charleston, SC	1.07%	7.37	10.12
7) Daytona Beach, FL	--	7.09	13.08
8) Melbourne, FL	0.16%	6.53	12.76
9) Pensacola, FL	--	6.40	11.34
10) Knoxville, TN	2.72%	5.89	10.74
11) Fort Myers, FL	--	5.05	9.86
12) Columbia, SC	0.22%	4.62	7.66
13) Chattanooga, TN	0.18%	4.52	10.74
14) Durham, NC	--	4.31	10.70
15) Augusta, GA	--	3.94	7.25

(1) Includes MSAs with a population greater than 1,000,000
(2) Includes MSAs with a population between 500,000 and 1,000,000

19

Non - GAAP Reconciliation Tables 20 3Q24 4Q24 1Q25 2Q25 3Q25 Noninterest Income Noninterest income - GAAP 8,091$ 40,522$ 35,656$ 34,708$ 43,219$ Loss on sale of manufactured housing loans 27,209 - - - - Noninterest income - operating 35,300$ 40,522$ 35,656$ 34,708$ 43,219$ Expenses Expenses - GAAP 143,065$ 143,056$ 141,099$ 147,919$ 150,868$ Merger-related and other charges (2,176) (2,203) (1,297) (4,833) (3,468) Expenses - operating 140,889$ 140,853$ 139,802$ 143,086$ 147,400$ Diluted Earnings Per Share Diluted earnings per share - GAAP 0.38$ 0.61$ 0.58$ 0.63$ 0.70$ Loss on sale of manufactured housing loans 0.18 - - - - Merger-related and other charges 0.01 0.02 0.01 0.03 0.02 Deemed dividend on preferred stock redemption - - - - 0.03 Diluted earnings per share - operating 0.57$ 0.63$ 0.59$ 0.66$ 0.75$ Book Value Per Share Book value per share - GAAP 27.68$ 27.87$ 28.42$ 28.89$ 29.44$ Effect of goodwill and other intangibles (8.02) (7.87) (7.84) (7.89) (7.85) Tangible book value per share 19.66$ 20.00$ 20.58$ 21.00$ 21.59$ Return on Tangible Common Equity Return on common equity - GAAP 5.20% 8.40% 7.89% 8.45% 9.20 % Loss on sale of manufactured housing loans 2.43 - - - - Merger-related and other charges 0.19 0.20 0.12 0.42 0.29 Deemed dividend on preferred stock redemption - - - - 0.34 Return on common equity - operating 7.82 8.60 8.01 8.87 9.83 Effect of goodwill and intangibles 3.35 3.52 3.20 3.47 3.73 Return on tangible common equity - operating 11.17% 12.12% 11.21% 12.34% 13.56% $ in thousands, except per share data AK1

Non - GAAP Reconciliation Tables 21 3Q24 4Q24 1Q25 2Q25 3Q25 Return on Assets Return on assets - GAAP 0.67% 1.06% 1.02% 1.11% 1.29 % Loss on sale of manufactured housing loans 0.31 - - - - Merger-related and other charges 0.03 0.02 0.02 0.05 0.04 Return on assets - operating 1.01% 1.08% 1.04% 1.16% 1.33 % Return on Assets to Return on Assets - Pre-Tax, Pre-Provision Return on assets - GAAP 0.67% 1.06% 1.02% 1.11% 1.29 % Income tax expense 0.19 0.30 0.29 0.31 0.38 Provision for credit losses 0.21 0.16 0.23 0.17 0.11 Return on assets - pre-tax, pre-provision 1.07 1.52 1.54 1.59 1.78 Loss on sale of manufactured housing loans 0.40 - - - - Merger-related and other charges 0.03 0.03 0.01 0.07 0.05 Return on assets - pre-tax, pre-provision - operating 1.50% 1.55% 1.55% 1.66% 1.83 % Efficiency Ratio Efficiency ratio - GAAP 65.51% 56.05% 56.74% 56.69% 54.30 % Loss on sale of manufactured housing loans (7.15) - - - - Merger-related and other charges (0.99) (0.87) (0.52) (1.85) (1.25) Efficiency ratio - operating 57.37% 55.18% 56.22% 54.84% 53.05 % Tangible Common Equity to Tangible Assets Equity to assets ratio - GAAP 12.45% 12.38% 12.56% 12.86% 12.78 % Effect of goodwill and intangibles (3.20) (3.09) (3.06) (3.10) (3.07) Effect of preferred equity (0.32) (0.32) (0.32) (0.31) - Tangible common equity to tangible assets 8.93% 8.97% 9.18% 9.45% 9.71% $ in thousands, except per share data

Glossary ACL – Allowance for Credit Losses MH – Manufactured Housing ALLL – Allowance for Loan Losses MLO – Mortgage Loan Office AOCI – Accumulated Other Comprehensive Income (Loss) MMDA – Money Market Deposit Account AUM – Assets Under Management MTM – Marked-to-Market BPS – Basis Points MSA – Metropolitan Statistical Area C&I – Commercial and Industrial MSR – Mortgage Servicing Rights Asset C&D – Construction and Development NCO – Net Charge-Offs CECL – Current Expected Credit Losses NIM – Net Interest Margin CET1 – Common Equity Tier 1 Capital NOW – Negotiable Order of Withdrawal CRE – Commercial Real Estate NPA – Non-Performing Asset DDA – Demand Deposit Account OO CRE – Owner Occupied Commercial Real Estate EOP – End of Period PCD – Loans Purchased with Credit Deterioration EPS – Earnings Per Share PTPP – Pre-Tax, Pre-Provision Earnings FTE – Fully-Taxable Equivalent RBC – Risk Based Capital GAAP – Accounting Principles Generally Accepted in the USA ROA – Return on Assets HELOC – Home Equity Line of Credit SBA – United States Small Business Administration IBL – Interest-Bearing Liabilities TCE – Tangible Common Equity KRX – KBW Nasdaq Regional Banking Index USDA – United States Department of Agriculture LPO – Loan Production Office YOY – Year over Year 22